SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 29, 2004
                                                           -------------

                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


            Maryland                     1-12386                13-3717318
            --------                     -------                ----------
  (State or other jurisdiction      (Commission File           (IRS Employer
        of incorporation)                Number)            Identification No.)


            One Penn Plaza, Suite 4015, New York, New York 10119-4015
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


           Registrant's telephone number, including area code:
                                 (212) 692-7200
                                 --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

           On July 29, 2004, Lexington Corporate Properties Trust (the "Trust") issued a press release announcing its financial results for the quarter ended June 30, 2004 (the "Press Release"). A copy of the Press Release is furnished as
Exhibit 99.1 to this report on Form 8-K. Except to the extent set forth under
Item 12 below, the contents of the Press Release shall be deemed "filed" pursuant to Item 5 of Form 8-K for purposes of the Securities Exchange Act of 1934 (the "Exchange Act").



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

           (a) not applicable

           (b) not applicable

           (c) Exhibits

               99.1   Press Release dated July 29, 2004.

               99.2 Supplemental Reporting Package for the six months ended June 30, 2004.


Item 9.    Regulation FD Disclosure

           On July 29, 2004, the Trust made available supplemental information concerning its operations and portfolio as of June 30, 2004. A copy of this supplemental information is furnished as Exhibit 99.2 to this report on Form 8-K. The information contained in Item 9 of this report on Form 8-K, including
Exhibit 99.2, shall not be deemed "filed" with the Securities Exchange Commission nor incorporated by reference in any registration filed by the Trust under the Securities Act of 1933, as amended. The information in this Item 9 (including Exhibit 99.2) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 12.   Results of Operations and Financial Condition

           The information contained under the heading "Comments from Management" in the Press Release shall not be deemed "filed" for purposes of
Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language included in such filing. This report (including the exhibit attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By: Lexington Corporate Properties Trust

July 30, 2004                           By:  /s/ Patrick Carroll
                                            ------------------------------------
                                            Patrick Carroll
                                            Chief Financial Officer